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EXHIBIT 10.4

FORM OF STOCK OPTION AGREEMENT FOR REDHOOK ALE BREWERY, INCORPORATED DIRECTORS STOCK OPTION PLAN


                             STOCK OPTION AGREEMENT


      THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of _______________, by REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation (the "Company"), and _______________ (the "Holder").

                                 R E C I T A L S

      A. The Company has adopted the Amended and Restated Redhook Ale Brewery, Incorporated Directors Stock Option Plan, as amended (the "Plan"), a copy of which has been provided to the Holder (capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan).

      B. The Holder is entitled to receive a stock option under the Plan.

      NOW, THEREFORE, the Company and the Holder covenant and agree as follows:

      1. GRANT OF THE OPTION. The Company hereby grants to the Holder a stock option (the "Option") to acquire from the Company four thousand
(_______________) shares of the Common Stock of the Company, $.005 par value per share (the "Common Stock"), at the price of $_______________ per share (the "Option Price"). The Option is subject to all of the provisions of this Agreement and the Plan.

      2. TERM OF THE OPTION. Unless earlier terminated in accordance with the provisions of the Plan, the Option will terminate on the earliest to occur of the following: (a) the expiration of one (1) year following the demise of the Holder; and (b) _______________.

      3. VESTING. The Option will vest and become exercisable on _______________, on and after which, but prior to its termination, the Option may be exercised in whole or in part at any time and from time to time.

      4. OTHER LIMITATIONS ON THE OPTION. The Option is subject to all of the provisions of the Plan, including but not limited to Section 9 (which permits adjustments to the Option upon the occurrence of certain corporate events such as reorganizations, mergers, recapitalizations, reclassifications, stock split-ups and other material alterations in the capital structure of the Company) and Section 10 (which will apply upon the occurrence of certain other corporate events).

      5. EXERCISE OF THE OPTION. In order to exercise the Option, the Holder must do the following:

            (a) deliver to the Company a written notice, in the form of the attached Exhibit A, specifying the number of shares of Common Stock for which the Option is being exercised;

            (b) surrender this Agreement to the Company; and

            (c) tender payment of the aggregate Option Price for the shares for which the Option is being exercised, which amount may be paid

                  (i) in cash; or
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                  (ii) by delivery to the Company of shares of Common Stock that
(A) have a Fair Market Value, as of the date of exercise, equal to the aggregate Option Price payable, and (B) have been held by the Holder for at least one (1) year prior to the date of exercise.

      6. DELIVERY OF SHARE CERTIFICATE. As soon as practicable after the Option has been duly exercised, the Company will deliver to the Holder a certificate for the shares of Common Stock for which the Option was exercised. Unless the Option has terminated or been exercised in full, the Company and the Holder agree to execute a new Stock Option Agreement, covering the remaining shares of Common Stock that may be acquired upon exercise of the Option, which will be identical to this Agreement except as to the number of shares of Common Stock subject thereto. In lieu of replacing this Agreement in such manner, the Company may affix to this Agreement an appropriate notation indicating the number of shares for which the Option was exercised and return this Agreement to the Holder.

      7. NONTRANSFERABILITY. The Option is not transferable other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Holder only by the Holder or his or her court appointed legal representative.

      8. WARRANTIES AND REPRESENTATIONS OF THE HOLDER. By executing this Agreement, the Holder acknowledges receipt of a copy of the Plan, accepts the Option and agrees to comply with all of the provisions of this Agreement and the Plan.

      9. RIGHTS AS SHAREHOLDER. The Holder will have no rights as a shareholder of the Company on account of the Option or on account of shares of Common Stock which will be acquired upon exercise of the Option (but with respect to which no certificates have been delivered to the Holder).

      10. FURTHER ASSURANCES. The Holder agrees to from time to time execute such additional documents as the Company may reasonably require in order to effectuate the purposes of the Plan and this Agreement.

      11. BINDING EFFECT. This Agreement shall be binding upon the Holder and his or her heirs, successors and assigns.

      12. ENTIRE AGREEMENT; MODIFICATIONS. This Agreement, together with the Plan, constitute the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. No modification of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement shall not be construed as a waiver of such rights as to any continued or subsequent breach.

      13. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Washington.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"Company"                              REDHOOK ALE BREWERY,
                                           INCORPORATED

                                       By
                                           -------------------------------------


"Holder"
                                           -------------------------------------
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                           FORM OF EXERCISE OF OPTION

To:   REDHOOK ALE BREWERY, INCORPORATED
      3400 Phinney Avenue North
      Seattle, Washington 98103

      The undersigned holds Option Number _______________ (the "Option"), represented by a Stock Option Agreement dated effective as of _______________ (the "Agreement"), granted to the undersigned pursuant to the Amended and Restated Redhook Ale Brewery, Incorporated Directors Stock Option Plan, as amended (the "Plan"). The undersigned hereby exercises the Option and elects to purchase _______________ shares (the "Shares") of Common Stock of Redhook Ale Brewery, Incorporated pursuant to the Option. This notice is accompanied by full payment of the Option Price for the Shares, in cash or in another manner permitted by Section 5(c) of the Agreement.

      Date:___________________________.



                                           ____________________________________
                                           Name of Holder


                                    EXHIBIT A